UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 21, 2014, Pharmacyclics, Inc., a Delaware corporation (the “Company”) announced that the following presentations related to data from the Phase III PCYC-1112 (RESONATETM) study of single agent IMBRUVICATM (ibrutinib) vs. ofatumumab, an established therapy in relapsed refractory CLL, as well as data from an Independent Efficacy Evaluation of IMBRUVICA after three years of follow-up, will be presented at the American Society of Clinical Oncology (“ASCO”) 50th Annual Meeting in Chicago, Illinois May 30 - June 3, 2014:

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Oral Presentation: Randomized comparison of ibrutinib versus ofatumumab in relapsed or refractory (R/R) chronic lymphocytic leukemia/small lymphocytic lymphoma: Results from the phase III RESONATE trial (Abstract #LBA7008); Date: Tuesday, June 3, 2014; Presentation Time: 11:57 AM; Location: McCormick Place, Room E354A; Presenter: John C. Byrd, M.D., The Ohio State University; Session: Leukemia, Myelodysplasia, and Transplantation Oral Abstract Session.

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Oral Presentation: Independent evaluation of ibrutinib efficacy 3 years post-initiation of monotherapy in patients with chronic lymphocytic leukemia/small lymphocytic leukemia including deletion 17p disease (Abstract #7014); Date: Tuesday, June 3, 2014; Presentation Time: 11:33 AM; Location: McCormick Place, Room E354A; Presenter: Susan O’Brien, M.D., The University of Texas MD Anderson Cancer Center; Session: Leukemia, Myelodysplasia, and Transplantation Oral Abstract Session.

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Poster Presentation: A phase 1b/2 study evaluating activity and tolerability of the BTK inhibitor ibrutinib in combination with ofatumumab in patients with chronic lymphocytic leukemia/small lymphocytic lymphoma (CLL/SLL) and related diseases (Abstract #7009); Date: Saturday, May 31, 2014; Presentation Time: 1:15 PM; Location: McCormick Place, Room S405, Poster #1; Presenter: Samantha Jaglowski, M.D., M.P.H.; Session: Leukemia, Myelodysplasia, and Transplantation Poster Highlights Session.

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Poster Presentation: Association of disease progression on ibrutinib therapy with the acquisition of resistance mutations: A single-center experience of 267 patients (Abstract #7010); Date: Saturday, May 31, 2014; Presentation Time: 1:15 PM; Location: McCormick Place, Room S405, Poster #2; Presenter: Jennifer Woyach, M.D.; Session: Leukemia, Myelodysplasia, and Transplantation Poster Highlights Session.

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Poster Presentation: Preliminary safety and efficacy of the Bruton’s tyrosine kinase (BTK) inhibitor ibrutinib (IBR) in patients (pts) with hairy cell leukemia (HCL) (Abstract #7063); Date: Monday, June 2, 2014; Presentation Time: 1:15 PM; Location: McCormick Place, S Hall A, Poster #348; Presenter: Jeffrey Jones, M.D., M.P.H.; Session: Leukemia, Myelodysplasia, and Transplantation General Poster Session.

The foregoing descriptions are qualified in their entirety by reference to the Company’s press release dated April 21, 2014, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, provided, however, the information found at the websites referenced in the press release, are not incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 21, 2014

PHARMACYCLICS, INC.

By:	/s/ Manmeet Soni
Name: Manmeet Soni
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 21, 2014